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                                                                     RULE 497(e)
                                                                       333-03093

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

            JEFFERSON NATIONAL LIFE ADVISOR VARIABLE ANNUITY ACCOUNT

                         SUPPLEMENT DATED APRIL 23, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

          Effective May 3, 2004, the mortality and expense risk charge for the Rydex U.S. Government Money Market Sub-account ("Sub-account") will no longer be capped at 0.65% of the average daily net assets of the Sub-account. On or after the effective date, the mortality and expense risk charge for the Sub-account will be 1.11% of the average daily net assets of the Sub-account.

PLEASE USE THIS SUPPLEMENT WITH THE MAY 1, 2003 PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.


JNL-PROS-S-4.04